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                         $600 Million Equity Investment

                            Transaction Presentation
                                November 27, 2006



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Safe Harbor

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o    This presentation contains certain forward looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include information with respect to our financial condition, our results of operations and businesses and the expected impact of this offering on our financial condition. These forward looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward looking statements.

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Executive Summary

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o    MassMutual Capital and affiliates of Cerberus (together, the "New
     Investors") have agreed to a $600 million investment in Scottish Re (the "Company") representing approximately 68.8%(1) ownership of the Company and majority control of the Board

o    Other aspects of the transaction package include:
     - The New Investors have agreed to provide a $100 million bridge facility to ensure adequate liquidity through closing
     - The New Investors have arranged for commitments on a long term, $500 million XXX financing facility that will fund 2005 and 2006 Scottish Re new business production
     - The investment has the support of other critical third party constituents

o Scottish Re has the ability to pay the $115 million 4.5% convertible notes, which can be put to the Company on December 6, 2006

o This concludes the board of directors process to evaluate strategic alternatives

o

     (1) At the time of investment, assuming the Hybrid Capital Units ("HyCUs") are converted into 7.44 million shares in February 2007

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Executive Summary (Cont.)

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o    The New Investors consider Scottish Re to be a long-term investment
     - The objective is for the Company to operate profitably with sustainable operations, liquidity and capital
     - The equity injection will remain as permanent capital even if the New Investors decide to sell their shares
     -    The New Investors are under no pressure to monetize their investment

o The New Investors believe the investment will be positive for all of Scottish Re's constituents
     -    Solves near-term and long-term liquidity issues
     -    Provides permanent equity capital and reduces financial leverage
     -    Improves the Company's credit profile
     - Allows management to refocus on the day-to-day operations of the business

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MassMutual Overview

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o    Business Description

     - Founded in 1851, Massachusetts Mutual Life Insurance Company ("MassMutual") is a mutually owned financial protection, accumulation and income management company headquartered in Springfield, Massachusetts. MassMutual Financial Group is the fleet name for MassMutual and its affiliates, with more than 13 million clients and over $395 billion in assets under management at year end 2005
     - MassMutual's asset management subsidiaries include Babson Capital Management, Baring Asset Management, OppenheimerFunds and Cornerstone Real Estate Advisers
     - MassMutual has operations in the U.S., Hong Kong, Taiwan, Japan, Luxembourg and Chile
     - MassMutual Capital Partners LLC ("MassMutual Capital") is a limited liability company created by MassMutual to focus on strategically investing in business opportunities as a means of optimizing the value of the enterprise on behalf of MassMutual and other investors

o    MassMutual Financial Strength Ratings
     -    S&P AAA
     -    Moody's Aal
     -    Fitch AAA
     -    A.M. Best A++

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Cerberus Overview

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o    Business Description
     - Established in 1992, Cerberus Capital Management, L.P. ("Cerberus") is one of the world's leading private investment firms with approximately $22 billion under management in funds and accounts
     - Through its team of more than 275 investment and operations professionals, Cerberus specializes in providing both financial resources and operational expertise to help transform undervalued companies into industry leaders for long-term success and value creation
     - Cerberus is headquartered in New York City, with offices in Chicago, Los Angeles, and Atlanta, as well as advisory offices in London, Baarn, Frankfurt, Tokyo, Osaka and Taipei

o    Representative investments in the financial services sector include:
     -    Aegis Mortgage
     -    AerCap Aviation Solutions
     -    Aozora Bank Ltd.
     -    Bank Leumi Le-Israel BM
     -    EntreCap Financial Corporation
     -    General Motors Acceptance Corp. (close pending)
          Green Tree Servicing

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Key Investment Terms

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 Issuer           o    Scottish Re Group Limited ("SCT")

 Investors        o    MassMutual and Cerberus (together,
                       the "New Investors")

 Securities       o    1 million convertible cumulative
 Offered               participating preferred shares of
                       SCT, par value of $0.01, and
                       liquidation preference of $600 per
                       share (the "Convertible Preferred
                       Shares")

Ranking           o    Rank senior only to SCT Ordinary
                       Shares and subordinate to SCT's
                       current senior securities
                       (including other preferred
                       securities)



Dividends;        o    Dividends accrete on the
Accretion              Convertible Preferred Shares at a
                       rate of 7.25% per annum

Conversion Rights o    Convertible Preferred Shares are
                       convertible, at the option
                       of the holder, in whole or in part,
                       into 150 million Ordinary Shares.
                       This amount will not increase due
                       to the accretion of dividends

Mandatory         o    Automatically converts on the ninth
Conversion             anniversary

Voting Rights     o    Same voting rights as SCT Ordinary
                       Shares on an "as converted" basis

Board Control     o    New Investors will appoint six of
                       the eleven directors (with three
                       each to be appointed by MassMutual
                       and Cerberus) and will nominate
                       three independent directors, the
                       CEO, and a designee of The Cypress
                       Group to the Board


                           Ownership Post-Investment

MassMutual                                 Common
 Capital                 Cerberus       Shareholders
----------               --------       ------------
    |                        |                |
    |                        |                |
    |                        |                |
    ---------        ---------                |
             |      |                         | approx.
         50% |      | 50%                     | 31.2%(1)
             |      |                         |
             V      V                         |
           Convertible                        |
            Preferred                         |
             Shares                           |
                |                             |
                | approx. 68.8% (1)           |
                |                             |
                V                             V
                                 SCT
                        Scottish Re Group Ltd.

     (1) At the time of investment, assuming the Hybrid Capital Units ("HyCUs") are converted into 7.44 million Ordinary Shares in February 2007

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Investment Benefits to Scottish Re Shareholders

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o    Financial resources will be significantly improved
     o    Enhanced liquidity, leverage and capital position
     o Without this investment and ancillary financing commitments, the Company may not have been able to continue operations in its current form

o Enables Scottish Re's competitive position to improve as it regains its stature and credit profile
     o    Allows Scottish Re access to more diverse sources of funding
     o    Management team will focus on day-to-day operations
     o Capital will be allocated to markets where the best long-term business opportunities exist

o The New Investors can bring substantial value to the Company through their sponsorship, including industry and operational expertise

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Business Strategy

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o    Scottish Re's primary strategic objective will be to reconfirm its status as a profitable provider of life reinsurance solutions and services

o Scottish Re and the New Investors are committed to restoring market confidence by consistently growing earnings and maintaining a conservative credit profile

o Scottish Re and the New Investors believe that the best opportunity to maximize shareholder value is to:
     o Allow management to focus on day-to-day operations and writing new business
     o    Mitigate ratings and capital constraints on the business
     o Continue to strengthen enterprise risk management systems, enhance IT infrastructure and bolster operating teams

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Next Steps

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o    The transaction is subject to approval by the holders of 66 2/3% of
     Scottish Re's outstanding ordinary shares entitled to vote at the special meeting

o Proxy voting cards will be mailed to all shareholders within approximately 45 days

o The close of the transaction is subject to customary closing conditions, including regulatory approvals

o    The transaction is expected to close as early as the second quarter of 2007

o Scottish Re will continue to operate its business under its current structure, and will remain traded on the New York Stock Exchange under ticker "SCT"

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Additional Information and Where to Find it

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o    This press release may be deemed to be solicitation material in respect of the private placement of Convertible Preferred Shares of Scottish Re. In connection with the proposed transaction, Scottish Re plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF SCOTTISH RE ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to shareholders of Scottish Re. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by Scottish Re with the SEC, at the SEC's web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Scottish Re's other filings with the SEC may also be obtained from Scottish Re. Free copies of Scottish Re's filings may be obtained by directing a request to Scottish Re Group Limited, Post Office Box HM 2939, Hamilton, HM MX, Bermuda, Attention:
     Secretary.

o Scottish Re and its respective directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Scottish Re's shareholders in favor of the proposed transaction. Information regarding Scottish Re's directors and executive officers is available in Scottish Re's proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on April 4, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

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